UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                                  }        CASE NUMBER
                                        }        02-10835
                                        }
The NewPower Company, et. al.           }        JUDGE    W. Homer Drake, Jr.
                                        }
DEBTORS                                 }        CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 12/31/03 TO 1/31/04

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                           Paul Ferdinands
                                           --------------------------------
                                           Attorney for Debtor

Debtor's Address                           Attorney's Address
and Phone Number                           and Phone Number

93 Cherry Street                           191 Peachtree St.
New Canaan, Ct 06840                       Atlanta, GA 30303
Tel: (203) 966-1881                        Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                    Post Petition
                                                 Totals
For Period from December 31, 2003 through January 31, 2004

Opening Cash Balance -12/31/03         $ 97,248        (Concentration Account)

Inflows:
Customer Collections
Collateral Returned
  -Sureties
  -Security  Deposits
Sale Proceeds/Interest Income/Other          28
-------------------------------------------------
Total Inflows                                28  |
-------------------------------------------------------------------------------
                                                     Distribution of Outflows
Outflows:                                            NewPower     The NewPower
Post Petition:                                    Holdings, Inc.     Company
--------------                                    --------------     -------
Call Center (Sitel)
Professionals - Bankruptcy                   189            189
Consulting Fees                                1                            1
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                     4                            4
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc                                4                            4
Rent                                           2              2
Insurance
Utilities (Heat, Hydro, Phone, etc.)           4                            4
Customer Refunds
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                       19              7            13
Power                                          2                            2
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements
State Tax Payments                            45                           45
Enron payments
Other Vendors   - Class Seven Claims         646                          646
------------------------------------------------------------------------------
Total Outflows                               916            198           719
------------------------------------------------------------------------------

-------------------------------------------------
Net Cash Flows                              (888)
-------------------------------------------------

                                       ----------
Closing Cash Balance                   |$ 96,360 |
=======================================----------

                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from December 31, 2003 through January 31, 2004
Amounts in $000's


Accounts Receivable at Petition Date:           $ 75,200


Beginning of Month Balance*  - Gross            $ 13,476 (per 12/31/03 G/L)
PLUS:  Current Month New Billings                      - (December revenue)
LESS:  Collections During the Month                    -
                                                ---------

End of Month Balance - Gross                    $ 13,476 (per 1/31/04 G/L)
Allowance for Doubtful Accounts                  (13,476)
                                                ---------

End of Month Balance - Net of Allowance         $      -
                                                =========

                                         Note:  The accounts receivable aging below relates
                                                only to deliveries to customers subsequent
                                                to the June 11, 2002 petition date.



                                                AR Aging for Post Petition Receivables

                                                  Current    > 30 days    > 60 days    Total
                                                ----------------------------------------------

                                                 $      -    $       -      $    111   $  111

                                                                  Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from December 31, 2003 through January 31, 2004
Amounts in $000's


See attached System Generated A/P reports as of 1/31/04 (Attachments 2A and 2B).


Beginning of Period Balance                   $  751 (per 12/31/03 G/L)
PLUS:  New Indebtedness Incurred                 862
LESS:  Amounts Paid on A/P                      (861)
                                              -------

End of Month Balance                          $  752 (per 1/31/04 G/L)
                                              =======

                                                       The New Power Company
                                                            Vendor Detail
                                                     Month of January 31, 2004

                                                             Type               Date             Amount             Balance
                                                     ------------------   --------------    --------------    ----------------
     Affiliated Warehouses, Inc.                                                                                        0.00
                                                      Bill                   01/08/2004          1,000.33           1,000.33
                                                      Bill Pmt -Check        01/08/2004         -1,000.33               0.00
                                                                                            --------------    ----------------
     Total Affiliated Warehouses, Inc.                                                               0.00               0.00

     Arnold & Porter                                                                                                7,869.00
     Total Arnold & Porter                                                                                          7,869.00

     AT&T                                                                                                               0.00
                                                      Bill                   01/22/2004            101.05             101.05
                                                      Bill Pmt -Check        01/22/2004           -101.05               0.00
                                                                                            --------------    ----------------
     Total AT&T                                                                                      0.00               0.00

     AT&T                                                                                                              64.35
     Total AT&T                                                                                                        64.35

     Bracewell Patterson                                                                                              475.00
                                                      Bill                   01/20/2004          1,058.30           1,533.30
                                                                                            --------------    ----------------
     Total Bracewell Patterson                                                                   1,058.30           1,533.30

     Carroll & Gross                                                                                               22,814.73
     Total Carroll & Gross                                                                                         22,814.73

     Connecticut Secretary of State                                                                                     0.00
                                                      Bill                   01/13/2004            300.00             300.00
                                                      Bill Pmt -Check        01/13/2004           -300.00               0.00
                                                                                            --------------    ----------------
     Total Connecticut Secretary of State                                                            0.00               0.00

     D'Arcangelo & Co. LLP                                                                                          4,614.50
     Total D'Arcangelo & Co. LLP                                                                                    4,614.50

     Delaware Secretary of State                                                                                        0.00
                                                      Bill                   01/05/2004         44,525.00          44,525.00
                                                      Bill                   01/05/2004            137.50          44,662.50
                                                      Bill                   01/05/2004            137.50          44,800.00
                                                      Bill                   01/05/2004            137.50          44,937.50
                                                      Bill Pmt -Check        01/05/2004        -44,525.00             412.50
                                                      Bill Pmt -Check        01/05/2004           -137.50             275.00
                                                      Bill Pmt -Check        01/05/2004           -137.50             137.50
                                                      Bill Pmt -Check        01/05/2004           -137.50               0.00
                                                                                            --------------    ----------------
     Total Delaware Secretary of State                                                               0.00               0.00

     Deloitte & Touche LLP                                                                                          3,395.90
                                                      Bill                   01/13/2004          3,333.50           6,729.40
                                                      Bill Pmt -Check        01/13/2004         -3,333.50           3,395.90
                                                                                            --------------    ----------------
     Total Deloitte & Touche LLP                                                                     0.00           3,395.90





                                                                                                             Exhibit 2A  Page 1 of 4

                                                       The New Power Company
                                                            Vendor Detail
                                                     Month of January 31, 2004


                                                             Type               Date             Amount             Balance
                                                     ------------------   --------------    --------------    ----------------
     IKON Office Solutions                                                                                              0.00
                                                      Bill                   01/05/2004            137.80             137.80
                                                      Bill Pmt -Check        01/05/2004           -137.80               0.00
                                                                                            --------------    ----------------
     Total IKON Office Solutions                                                                     0.00               0.00

     James Malone                                                                                                       0.00
                                                      Bill                   01/05/2004            133.33             133.33
                                                      Bill Pmt -Check        01/05/2004           -133.33               0.00
                                                                                            --------------    ----------------
     Total James Malone                                                                              0.00               0.00

     Kaster Moving Co. Inc.                                                                                             0.00
                                                      Bill                   01/05/2004            419.10             419.10
                                                      Bill Pmt -Check        01/05/2004           -419.10               0.00
                                                      Bill                   01/22/2004            449.35             449.35
                                                      Bill Pmt -Check        01/22/2004           -449.35               0.00
                                                                                            --------------    ----------------
     Total Kaster Moving Co. Inc.                                                                    0.00               0.00

     King and Spalding                                                                                             15,911.81
                                                      Bill                   01/13/2004          6,575.61          22,487.42
                                                      Bill Pmt -Check        01/13/2004         -6,575.61          15,911.81
                                                                                            --------------    ----------------
     Total King and Spalding                                                                         0.00          15,911.81

     Leboeuf, Lamb, Greene & Macrae                                                                                   675.86
     Total Leboeuf, Lamb, Greene & Macrae                                                                             675.86

     Morris, Manning & martin, LLP                                                                                      0.00
                                                      Bill                   01/13/2004          2,584.50           2,584.50
                                                      Bill Pmt -Check        01/13/2004         -2,584.50               0.00
                                                                                            --------------    ----------------
     Total Morris, Manning & martin, LLP                                                             0.00               0.00

     Mr. Gene Shanks                                                                                                    0.00
                                                      Bill                   01/14/2004            500.00             500.00
                                                      Bill Pmt -Check        01/14/2004           -500.00               0.00
                                                                                            --------------    ----------------
     Total Mr. Gene Shanks                                                                           0.00               0.00

     Mr. Monty Dolph                                                                                                    0.00
                                                      Bill                   01/22/2004        646,121.58         646,121.58
                                                      Bill Pmt -Check        01/22/2004       -646,121.58               0.00
                                                                                            --------------    ----------------
     Total Mr. Monty Dolph                                                                           0.00               0.00

     Mr. Richard Weill                                                                                                  0.00
                                                      Bill                   01/14/2004            500.00             500.00
                                                      Bill Pmt -Check        01/14/2004           -500.00               0.00
                                                                                            --------------    ----------------
     Total Mr. Richard Weill                                                                         0.00               0.00

     Ms. Patricia Foster                                                                                                0.00
                                                      Bill                   01/22/2004            165.25             165.25
                                                      Bill Pmt -Check        01/22/2004           -165.25               0.00
                                                                                            --------------    ----------------
     Total Ms. Patricia Foster                                                                       0.00               0.00




                                                                                                      Exhibit 2A  Page 2 of 4

                                                       The New Power Company
                                                            Vendor Detail
                                                     Month of January 31, 2004


                                                             Type               Date             Amount             Balance
                                                     ------------------   --------------    --------------    ----------------
     National Registered Agents, Inc                                                                                    0.00
                                                      Bill                   01/27/2004            280.50             280.50
                                                      Bill                   01/27/2004            159.50             440.00
                                                      Bill                   01/27/2004             66.00             506.00
                                                      Bill Pmt -Check        01/27/2004           -506.00               0.00
                                                                                            ---------------   -----------------
     Total National Registered Agents, Inc                                                           0.00               0.00

     NYS LLC, LLP Fee                                                                                                   0.00
                                                      Bill                   01/27/2004            500.00             500.00
                                                      Bill Pmt -Check        01/27/2004           -500.00               0.00
                                                                                            ---------------   -----------------
     Total NYS LLC, LLP Fee                                                                          0.00               0.00

     PACER Service Center                                                                                               0.00
                                                      Bill                   01/22/2004            102.34             102.34
                                                      Bill Pmt -Check        01/22/2004           -102.34               0.00
                                                                                            ---------------   -----------------
     Total PACER Service Center                                                                      0.00               0.00

     Parker, Hudson, Rainer & Dobbs                                                                               101,393.10
                                                      Bill                   01/05/2004         43,083.83         144,476.93
                                                      Bill Pmt -Check        01/05/2004        -43,083.83         101,393.10
                                                                                            ---------------   -----------------
     Total Parker, Hudson, Rainer & Dobbs                                                            0.00         101,393.10

     Pink Sheets LLC                                                                                                    0.00
                                                      Bill                   01/13/2004            308.16             308.16
                                                      Bill Pmt -Check        01/13/2004           -308.16               0.00
                                                                                            ---------------   -----------------
     Total Pink Sheets LLC                                                                           0.00               0.00

     Pitney Bowes Credit Corp                                                                                           0.00
                                                      Bill                   01/08/2004          1,200.55           1,200.55
                                                      Bill Pmt -Check        01/08/2004         -1,200.55               0.00
                                                                                            ---------------   -----------------
     Total Pitney Bowes Credit Corp                                                                  0.00               0.00

     Poorman-Douglas Corporation                                                                                        0.00
                                                      Bill                   01/22/2004          1,133.77           1,133.77
                                                      Bill Pmt -Check        01/22/2004         -1,133.77               0.00
                                                                                            ---------------   -----------------
     Total Poorman-Douglas Corporation                                                               0.00               0.00

     Scherers Conferencing                                                                                              0.00
                                                      Bill                   01/05/2004             18.96              18.96
                                                      Bill Pmt -Check        01/05/2004            -18.96               0.00
                                                                                            ---------------   -----------------
     Total Scherers Conferencing                                                                     0.00               0.00

     Sidley Austin Brown & Wood                                                                                   594,784.60
                                                      Bill                   01/13/2004         83,127.27         677,911.87
                                                      Bill Pmt -Check        01/13/2004        -83,127.27         594,784.60
                                                                                            ---------------   -----------------
     Total Sidley Austin Brown & Wood                                                                0.00         594,784.60






                                                                                                             Exhibit 2A  Page 3 of 4

                                                       The New Power Company
                                                            Vendor Detail
                                                     Month of January 31, 2004


                                                             Type               Date             Amount             Balance
                                                     ------------------   --------------    --------------    ----------------


     SNET                                                                                                               0.00
                                                      Bill                   01/13/2004            203.81             203.81
                                                      Bill                   01/13/2004            490.37             694.18
                                                      Bill Pmt -Check        01/13/2004           -203.81             490.37
                                                      Bill Pmt -Check        01/13/2004           -490.37               0.00
                                                                                            ---------------   -----------------
     Total SNET                                                                                      0.00               0.00

     Sonara Carvalho                                                                                                    0.00
                                                      Bill                   01/13/2004            165.00             165.00
                                                      Bill Pmt -Check        01/13/2004           -165.00               0.00
                                                                                            ---------------   -----------------
     Total Sonara Carvalho                                                                           0.00               0.00

     Sutherland Asbill & Brennan, LLC                                                                                -208.11
     Total Sutherland Asbill & Brennan, LLC                                                                          -208.11

     U.S. Trustee Program Payment Center                                                                                0.00
                                                      Bill                   01/22/2004         12,250.00          12,250.00
                                                      Bill                   01/22/2004          7,500.00          19,750.00
                                                      Bill                   01/22/2004            250.00          20,000.00
                                                      Bill Pmt -Check        01/22/2004         -7,500.00          12,500.00
                                                      Bill Pmt -Check        01/22/2004           -250.00          12,250.00
                                                      Bill Pmt -Check        01/22/2004        -12,250.00               0.00
                                                                                            ---------------   -----------------
     Total U.S. Trustee Program Payment Center                                                       0.00               0.00

     UPS                                                                                                               0.00
                                                      Bill                   01/13/2004             16.00              16.00
                                                      Bill Pmt -Check        01/13/2004            -16.00               0.00
                                                                                            ---------------   -----------------
     Total UPS                                                                                       0.00               0.00

     UPS Delivery                                                                                                       0.00
                                                      Bill                   01/05/2004             16.00              16.00
                                                      Bill                   01/05/2004             18.17              34.17
                                                      Bill Pmt -Check        01/05/2004            -34.17               0.00
                                                      Bill                   01/08/2004             16.00              16.00
                                                      Bill Pmt -Check        01/08/2004            -16.00               0.00
                                                      Bill                   01/22/2004             16.00              16.00
                                                      Bill Pmt -Check        01/22/2004            -16.00               0.00
                                                                                            ---------------   -----------------
     Total UPS Delivery                                                                              0.00               0.00

     VeriCenter                                                                                                         0.00
                                                      Bill                   01/08/2004          2,716.21           2,716.21
                                                      Bill Pmt -Check        01/08/2004         -2,716.21               0.00
                                                                                            ---------------   -----------------
     Total VeriCenter                                                                                0.00               0.00
                                                                                            ---------------   -----------------
TOTAL                                                                                            1,058.30         752,849.04
                                                                                            ===============   =================




                                                                                                             Exhibit 2A  Page 4 of 4


                                                       The New Power Company
                                                        Unpaid Bills Detail
                                                       As of January 31, 2004

                                                      Type               Date                  Num                Open Balance
                                                -----------------    -------------    ----------------------   -------------------
     Arnold & Porter
                                                 Bill                  10/14/2003      Inv. 1065562                     6,866.75
                                                 Bill                  11/21/2003      Inv. 1069078                     1,002.25
                                                                                                               -------------------
     Total Arnold & Porter                                                                                              7,869.00

     AT&T
                                                 Bill                  06/30/2003                                          64.35
                                                                                                               -------------------
     Total AT&T                                                                                                            64.35

     Bracewell Patterson
                                                 Bill                  06/30/2003                                         475.00
                                                 Bill                  01/20/2004      025619.000001                    1,058.30
                                                                                                               -------------------
     Total Bracewell Patterson                                                                                          1,533.30

     Carroll & Gross
                                                 Bill                  06/30/2003                                      22,814.73
                                                                                                               -------------------
     Total Carroll & Gross                                                                                             22,814.73

     D'Arcangelo & Co. LLP
                                                 Bill                  11/21/2003      Inv. 11023                       4,614.50
                                                                                                               -------------------
     Total D'Arcangelo & Co. LLP                                                                                        4,614.50

     Deloitte & Touche LLP
                                                 Bill                  08/26/2003      Inv. 07141895 (B)                2,229.10
                                                 Bill                  09/15/2003      Inv. 086707311                     220.90
                                                 Bill                  10/23/2003      Inv. 08676275                      945.90
                                                                                                               -------------------
     Total Deloitte & Touche LLP                                                                                        3,395.90

     King and Spalding
                                                 Bill                  06/30/2003                                       1,563.21
                                                 Bill                  08/26/2003      Inv. 246683 (B)                  1,363.20
                                                 Bill                  12/11/2003      Inv. 257269                      5,887.00
                                                 Bill                  12/23/2003      242442 (20%)                     3,871.20
                                                 Bill                  12/23/2003      251239 (b) 20%                   3,227.20
                                                                                                               -------------------
     Total King and Spalding                                                                                           15,911.81

     Leboeuf, Lamb, Greene & Macrae
                                                 Bill                  10/14/2003                                         675.86
                                                                                                               -------------------
     Total Leboeuf, Lamb, Greene & Macrae                                                                                 675.86




                                                                                                             Exhibit 2B  Page 1 of 2

                                                       The New Power Company
                                                        Unpaid Bills Detail
                                                       As of January 31, 2004

                                                      Type               Date                  Num                Open Balance
                                                -----------------    -------------    ----------------------   -------------------
     Parker, Hudson, Rainer & Dobbs
                                                 Bill                  07/16/2003      Inv. # 111466                    2,849.00
                                                 Bill                  07/16/2003      Invoice # 111467                 1,786.40
                                                 Bill                  06/30/2003                                      36,292.50
                                                 Bill                  08/26/2003      Inv. # 112543 (B)                2,536.20
                                                 Bill                  08/26/2003      Inv. 112544 (B)                  6,697.00
                                                 Bill                  08/26/2003      Inv. 113330 (B)                  5,600.70
                                                 Bill                  08/26/2003      Inv. 113329 (B)                  3,100.60
                                                 Bill                  10/14/2003      Inv. 114076 RTD                  6,126.50
                                                 Bill                  10/14/2003      Inv. 114075 RTD                  6,926.40
                                                 Bill                  10/14/2003      Inv 110749 RTD                   2,800.50
                                                 Bill                  10/14/2003      Inv. 110747 RTD                  2,175.60
                                                 Bill                  10/23/2003      Invoice 41984 RTD               11,122.50
                                                 Bill                  10/23/2003      Inv. 41983 RTD                  13,379.20
                                                                                                               -------------------
     Total Parker, Hudson, Rainer & Dobbs                                                                             101,393.10

     Sidley Austin Brown & Wood
                                                 Bill                  06/30/2003                                     419,038.10
                                                 Bill                  07/22/2003      Inv. 23033301A                  43,838.40
                                                 Bill                  08/26/2003      Inv. 23041968 (B)               27,768.50
                                                 Bill                  10/14/2003      Inv. 23047922                   33,244.70
                                                 Bill                  10/14/2003      Inv. 23053734                   35,294.40
                                                 Bill                  12/11/2003      Inv. 23069533                   35,600.50
                                                                                                               -------------------
     Total Sidley Austin Brown & Wood                                                                                 594,784.60

     Sutherland Asbill & Brennan, LLC
                                                 Credit                07/08/2003                                        -208.11
                                                                                                               -------------------
     Total Sutherland Asbill & Brennan, LLC                                                                              -208.11
                                                                                                               -------------------
TOTAL                                                                                                                 752,849.04
                                                                                                               ===================




                                                                                                             Exhibit 2B  Page 2 of 2


                                                                  Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from December 31, 2003 through January 31, 2004
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date             $ 15,587


Inventory at Beginning of Period               $      - (per 12/31/03 G/L)
PLUS:  Inventrory Purchased                           -  (per daily cash report)
LESS:  Inventory Used or Sold                         -
                                               ---------

End of Month Balance                           $      - (per 1/31/04 G/L)
                                               =========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date                    $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period            $      -
Less:  Depreciation Expense                           -
Less:  Dispositions                                   -
Add:  Purchases                                       -
                                               ---------

Fixed Assets at End of Period                  $      -
                                               =========

                                                                  Attachment 4
                                                                  Page 1 of 14



Name of Debtor  :              NewPower Holdings Inc.
Case #:                        02-10835
Reporting Period:              1/01/2004-1/31/2004

Name of Bank:                  JP Morgan Chase
Branch:                        New York
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            Concentration Account

Beginning Balance                          $ 97,246,702.94
Total Deposits                                 $ 28,134.57
Total Payments                                $ 916,361.91
Closing Balance                            $ 96,358,475.60
Service Charges                                 $ 4,494.32

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A

                                                                  Attachment 4
                                                                  Page 2 of 14



Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              1/01/2004-1/31/2004

Name of Bank:                  JP Morgan Chase
Branch:                        New York
Account Name:                  NewPower ACH Account
Account Number:
Purpose of Account:            ACH (T&E)

Beginning Balance                               $0.00
Total Deposits                                  $0.00
Total Payments                                  $0.00
Closing Balance                                 $0.00
Service Charges                N/A

First Check issued this Period                        N/A
Last Check issued this Period                         N/A
Total # of checks issued this Period                  N/A

                                                                  Attachment 4
                                                                  Page 3 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              1/01/2004-1/31/2004

Name of Bank:                  JP Morgan Chase
Branch:                        Syracuse, NY
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            Controlled Disbursements (A/P)

Beginning Balance                               $0.00
Total Deposits                            $891,208.15
Total Payments                            $891,208.15
Closing Balance                                 $0.00
Service Charges                N/A

First Check issued this Period                                 200382
Last Check issued this Period                                  200419
Total # of checks issued this Period                               38

                                                                  Attachment 4
                                                                  Page 4 of 14


Name of Debtor :             NewPower Holdings Inc.
Case #:                      02-10835
Reporting Period:            1/01/2004-1/31/2004

Name of Bank:                JP Morgan Chase
Branch:                      Syracuse, NY
Account Name:                NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:          Controlled Disbursements (Customer Refunds)

Beginning Balance                               $0.00
Total Deposits                                $508.31
Total Payments                                $508.31
Closing Balance                                 $0.00
Service Charges              N/A

First Check issued this Period                                NA
Last Check issued this Period                                 NA
Total # of checks issued this Period                          NA

                                                                  Attachment 4
                                                                  Page 5 of 14



Name of Debtor :               NewPower Holdings Inc.
Case #:                        02-10835
Reporting Period:              1/01/2004-1/31/2004

Name of Bank:                  First Union/Wachovia
Branch:                        Herndon, VA
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            Natural Gas Collections

Beginning Balance                               $0.00
Total Deposits                                  $0.00
Total Payments                                  $0.00
Closing Balance                                 $0.00
Service Charges                N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                                                                  Attachment 4
                                                                  Page 6 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              1/01/2004-1/31/2004

Name of Bank:                  First Union/ Wachovia
Branch:                        Charlotte, NC
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            Power/ IBM Collections

Beginning Balance                             $448.88
Total Deposits                                  $0.00
Total Payments                                $379.74
Closing Balance                                $69.14
Service Charges                               $379.74

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                                                                  Attachment 4
                                                                  Page 7 of 14

Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              1/01/2004-1/31/2004

Name of Bank:                  JP Morgan Chase
Branch:                        New York
Account Name:                  NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:            Payroll

Beginning Balance                             $690.03
Total Deposits                                  $0.00
Total Payments                                $690.03
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              1/01/2004-1/31/2004

Name of Bank:                  JP Morgan Chase
Branch:                        New York
Account Name:                  NewPower Enron Segregated A/C
Account Number:
Purpose of Account:            Concentration Account

Beginning Balance                           $1,005.37
Total Deposits                                  $0.00
Total Payments                              $1,005.37
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 14



Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              1/01/2004-1/31/2004

Name of Bank:                  Royal Bank of Canada
Branch:                        Ontario Transit
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            CAN$ Operating A/C

Beginning Balance                           $2,550.71 CAN$
Total Deposits
Total Payments                              $2,550.71
Closing Balance                                 $0.00
Service Charges                                $ 5.00

First Check issued this Period                                NA
Last Check issued this Period                                 NA
Total # of checks issued this Period                          0


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 10 of 14



Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              1/01/2004-1/31/2004

Name of Bank:                  First Union/ Wachovia
Branch:                        Charlotte, NC
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            Power/AES Collections

Beginning Balance                               $0.00
Total Deposits                                  $0.00
Total Payments                                  $0.00
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 11 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              1/01/2004-1/31/2004

Name of Bank:                  Royal Bank of Canada
Branch:                        Ontario Transit
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            US$ A/C

Beginning Balance                               $0.00
Total Deposits                                  $0.00
Total Payments                                  $0.00
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 12 of 14


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              1/01/2004-1/31/2004

Name of Bank:                  JP Morgan Chase
Branch:                        New York
Account Name:                  The New Power Company
Account Number:
Purpose of Account:            WildCard ATM Settlement

Beginning Balance                          $46,075.77
Total Deposits                                  $0.00
Total Payments                             $46,075.77
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 13 of 14

Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              1/01/2004-1/31/2004

Name of Bank:                  JP Morgan Chase
Branch:                        Syracuse, NY
Account Name:                  NewPower Holdings, Inc.
Account Number:
Purpose of Account:            Controlled Disbursements (A/P)

Beginning Balance                               $0.00
Total Deposits                                  $0.00
Total Payments                                  $0.00
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                        None
Last Check issued this Period                         None
Total # of checks issued this Period                  None


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 14 of 14



Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              1/01/2004-1/31/2004

Name of Bank:                  Credit Suisse Asset Management
Branch:                        466 Lexington Ave.  NY, NY
Account Name:                  NewPower Holdings, Inc.
Account Number:
Purpose of Account:            Short Term Cash Mgmt Portfolio

Beginning Balance                               $0.00
Total Deposits                                  $0.00
Total Payments                                  $0.00
Closing Balance                                 $0.00
Service Charges                 N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 5



                                     The New Power Company
                                         Check Detail
                                         January 2004

       Num                 Date                    Name                                 Paid Amount
------------------   --------------   ------------------------------------------      ---------------
200382                  01/05/2004    IKON Office Solutions                                   137.80
200383                  01/05/2004    UPS Delivery                                             34.17
200384                  01/05/2004    Kaster Moving Co. Inc.                                  419.10
200385                  01/05/2004    Parker, Hudson, Rainer & Dobbs                       43,083.83
200386                  01/05/2004    James Malone                                            133.33
200387                  01/05/2004    Scherers Conferencing                                    18.96
200388                  01/05/2004    Delaware Secretary of State                          44,525.00
200389                  01/05/2004    Delaware Secretary of State                             137.50
200390                  01/05/2004    Delaware Secretary of State                             137.50
200391                  01/05/2004    Delaware Secretary of State                             137.50
200392                  01/08/2004    UPS Delivery                                             16.00
200393                  01/08/2004    Pitney Bowes Credit Corp                              1,200.55
200394                  01/08/2004    VeriCenter                                            2,716.21
200395                  01/08/2004    Affiliated Warehouses, Inc.                           1,000.33
200396                  01/13/2004    Deloitte & Touche LLP                                 3,333.50
200397                  01/13/2004    Sidley Austin Brown & Wood                           83,127.27
200398                  01/13/2004    Morris, Manning & martin, LLP                         2,584.50
200399                  01/13/2004    King and Spalding                                     6,575.61
200400                  01/13/2004    SNET                                                    203.81
200401                  01/13/2004    SNET                                                    490.37
200402                  01/13/2004    Pink Sheets LLC                                         308.16
200403                  01/13/2004    Sonara Carvalho                                         165.00
200404                  01/13/2004    UPS                                                      16.00
200405                  01/13/2004    Connecticut Secretary of State                          300.00
200406                  01/14/2004    Mr. Richard Weill                                       500.00
200407                  01/14/2004    Mr. Gene Shanks                                         500.00
200408                  01/22/2004    Mr. Monty Dolph                                     646,121.58
200409                  01/22/2004    U.S. Trustee Program Payment Center                   7,500.00
200410                  01/22/2004    U.S. Trustee Program Payment Center                     250.00
200411                  01/22/2004    U.S. Trustee Program Payment Center                  12,250.00
200412                  01/22/2004    Kaster Moving Co. Inc.                                  449.35
200413                  01/22/2004    UPS Delivery                                             16.00
200414                  01/22/2004    Poorman-Douglas Corporation                           1,133.77
200415                  01/22/2004    PACER Service Center                                    102.34
200416                  01/22/2004    AT & T                                                  101.05
200417                  01/22/2004    Ms. Patricia Foster                                     165.25
200418                  01/27/2004    National Registered Agents, Inc                         506.00
200419                  01/27/2004    NYS LLC, LLP Fee                                        500.00




Note:  Excludes amounts transferred by wire.                                            Page 1 of 1


                                                                  Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from December 31, 2003 through January 31, 2004
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from December 31, 2003 through January 31, 2004
Amounts in $000's


Summary of Officer Compensation
-------------------------------


See supplemental attachment.

Personnel Report
----------------

                                                       Full Time    Part Time
# of Employees at beginning of period                          3            -
# hired during the period                                      -            -
# terminated/resigned during period                           (2)           -
# employees on payroll - end of period                 ----------------------
                                                               1            -
                                                       ======================
# of employees on temporary consulting assignments                          1

Confirmation of Insurance
-------------------------

See supplemental attachment.*


*Omitted

                                                                 Attachment 7B
                                                                (Supplemnetal)


                  Payments made to insiders 1/01/04 - 1/31/04


Payments are in gross amts


                      Title                     Amount           Date          Type

FOSTER, MARY          President, Co-CEO         $ 10,416.67     1/15/2004      Salary for pay period 1/01 - 1/15
                                                $  7,868.60     1/31/2004      Salary for pay period 1/16 - 1/31

MALONE, JAMES         President, Co-CEO         $  6,250.00     1/15/2004      Salary for pay period 1/01 -1/15
                                                $    576.88     1/31/2004      Salary for pay period 1/16 -1/31

WEILL, RICHARD        Director                  $    500.00     1/15/2004      4th Quarter Per Meeting Board Fees

SHANKS, EUGENE        Director                  $    500.00     1/15/2004      4th Quarter Per Meeting Board Fees

                                                ------------
                                                 $26,112.15
                                                ============



                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number:  02-10835
Significant Developments During Report Period
For Period from December 31, 2003 throught January 31, 2004



None